                                                                   Exhibit 10.12



                   SOUTHERN STATES EXECUTIVE INCENTIVE PLAN

                     (As Restated Effective July 1, 2000)

                               TABLE OF CONTENTS
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                                                                                        Page
                                   ARTICLE I
                              Definition of Terms
                              -------------------

1.1   Act.............................................................................    1
1.2   Affiliated Employers............................................................    1
1.3   Administrator...................................................................    1
1.4   Beneficiary.....................................................................    1
1.5   Benefit Commencement Date.......................................................    1
1.6   Board...........................................................................    2
1.7   Code............................................................................    2
1.8   Corporate Incentive Award.......................................................    2
1.9   Corporation.....................................................................    2
1.10  Deferred Thrift Benefit.........................................................    2
1.11  Effective Date..................................................................    2
1.12  Eligible Employee...............................................................    2
1.13  Employee........................................................................    2
1.14  Executive Bonus.................................................................    2
1.15  Fiscal Year.....................................................................    2
1.16  Participant.....................................................................    2
1.17  Phantom Unit Account............................................................    2
1.18  Plan............................................................................    3
1.19  Plan Sponsor....................................................................    3
1.20  Plan Year.......................................................................    3
1.21  Rabbi Trust.....................................................................    3
1.22  Reserve Account.................................................................    3
1.23  Rollover Account................................................................    3
1.24  Salary..........................................................................    3
1.25  Stockholders' and Patrons Equity................................................    3
1.26  Subsidiary......................................................................    3
1.27  Thrift Plan.....................................................................    3

                                         ARTICLE II
                                       Participation
                                       -------------

2.1   Participation...................................................................    3
2.2   Termination of Participation....................................................    4

                                        ARTICLE III
                               Incentive Compensation Awards
                               -----------------------------

3.1   Corporate Incentive Award Program................................................   4
3.2   Executive Bonus Program..........................................................   5
3.3   Maximum Award....................................................................   5

                                         ARTICLE IV
                        Payment of Incentives and Elective Deferrals
                        --------------------------------------------

4.1   Payment of Corporate Incentive Award and Executive Bonus.......................     5
4.2   Deferral of Corporate Incentive Award and Executive Bonus......................     6

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
4.3   Deferral of Salary.............................................................      6
4.4   Deferred Thrift Benefit........................................................      6

                                         ARTICLE V
              Allocations to and Vesting in Phantom Unit and Reserve Accounts
              ---------------------------------------------------------------

5.1   Allocation of Corporate Incentive Award and/or Executive Bonus to Phantom Unit..     6
5.2   Allocations of Deferred Earnings Fund Share and Executive Bonus.................     6
5.3   Allocations of Deferred Salary..................................................     7
5.4   Allocations of Deferred Thrift Benefit..........................................     7
5.5   Subtractions from Reserve Account...............................................     7
5.6   Deemed Earnings on Reserve Accounts.............................................     7
5.7   Vesting in Reserve Account......................................................     7
5.8   Vesting in Phantom Unit Account.................................................     8
5.9   Equitable Adjustment in Case of Error or Omission...............................     8
5.10  Statement of Reserve and Phantom Unit Account Balances..........................     8

                                         ARTICLE VI
                         Special Rules Relating to Rollover Account
                         ------------------------------------------

6.1   Transfer to Rollover Account.....................................................    8
6.2   Deemed Earnings on Rollover Account..............................................    8
6.3   Subtractions from Rollover Account...............................................    8
6.4   Vesting in Rollover Account......................................................    8
6.5   Equitable Adjustment in Case of Error or Omission................................    8
6.6   Statement of Rollover Account Balance............................................    8
6.7   Death Benefits Attributable to Rollover Account..................................    8
6.8   Disability Benefits Attributable to Rollover Account.............................    9
6.9   Restrictions on Death or Disability Benefits.....................................   10

                                        ARTICLE VII
                                          Funding
                                          -------

7.1   Funding.........................................................................    10
7.2   Use of Rabbi Trust Permitted....................................................    11

                                        ARTICLE VIII
                                  Time and Form of Payment
                                  ------------------------

8.1   Corporate Incentive Award and Executive Bonus Payments...........................   11
8.2   Distribution of Reserve and Rollover Accounts....................................   11
8.3   Distribution of Phantom Unit Account.............................................   13
8.4   Death After Benefit Commencement.................................................   14
8.5   Benefit Determination and Payment Procedure......................................   14
8.6   Payments to Minors and Incompetents..............................................   15
8.7   Distribution of Benefit When Distributee Cannot Be Located.......................   15
8.8   Claims Procedure.................................................................   15

                                         ARTICLE IX
                                  Beneficiary Designation
                                  -----------------------

9.1     Beneficiary Designation.........................................................   16

                                         ARTICLE X
                                        Withdrawals
                                        -----------

10.1    Severe Financial Hardship Withdrawals...........................................   16
10.2    Other Withdrawals...............................................................   17
10.3    No Withdrawals From Phantom Unit Account........................................   17

                                         ARTICLE XI
                                    Plan Administration
                                    -------------------

11.1    Plan Administrator..............................................................   17
11.2    Power and Authority of Administrator............................................   17

                                        ARTICLE XII
                             Amendment and Termination of Plan
                             ---------------------------------

12.1    Amendment or Termination of the Plan............................................   17

                                        ARTICLE XIII
                            Adoption by Additional Corporations
                            -----------------------------------

13.1    Adoption by Additional Corporations.............................................   18


                                        ARTICLE XIV
                                       Miscellaneous
                                       -------------

14.1     Non-assignability..............................................................   18
14.2     Right to Require Information and Reliance Thereon..............................   18
14.3     Notices and Elections..........................................................   18
14.4     Delegation of Authority........................................................   19
14.5     Service of Process.............................................................   19
14.6     Governing Law..................................................................   19
14.7     Binding Effect.................................................................   19
14.8     Severability...................................................................   19
14.9     No Effect on Employment Agreement..............................................   19
14.10    Gender and Number..............................................................   19
14.11    Titles and Captions............................................................   19

     This Executive Incentive Plan (hereinafter the "Plan") is hereby amended and restated this ______ day of ________, 2000, effective July 1, 2000, unless otherwise specifically stated, by Southern States Cooperative, Incorporated, a Virginia corporation (hereinafter called the "Plan Sponsor");

                                  WITNESSETH:

     WHEREAS, the Plan was adopted to provide an incentive compensation program for certain executives of the Corporation and to allow for the deferral of the receipt of such incentive compensation and salary; and

     WHEREAS, the Plan Sponsor deems it appropriate to amend the incentive compensation program for certain executives of the Corporation, to require the deferral of the receipt of a certain amount of such incentive compensation and to measure the return on the certain deferred amounts by the financial performance of the Corporation.

     NOW, THEREFORE, in consideration of the premises herein, the Plan Sponsor agrees as follows:


                                   ARTICLE I
                              Definition of Terms
                              -------------------

     The following words and terms as used in this Plan shall have the meaning set forth below, unless a different meaning is clearly required by the context:

     1.1 "Act": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding sections of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.

     1.2    "Affiliated Employers": The Plan Sponsor and all of its
Subsidiaries.

     1.3 "Administrator": The plan administrator provided for in Article XI hereof.

     1.4 "Beneficiary": The person or persons designated by a Participant or otherwise entitled pursuant to Article IX to receive benefits under the Plan attributable to such Participant after the death of such Participant.

     1.5    "Benefit Commencement Date":

            (i) When used with respect to the Reserve Account or the Phantom Unit Account, the first July 1 or January 1 following the Participant's cessation of employment as an Employee of the Affiliated Employers for whatever reason.

            (ii) When used with respect to the Rollover Account, generally the first July 1 or January 1 following the earlier of:

                    (A)  The later of:

                         (I) The Participant's cessation of employment as an Employee of the Affiliated Employers, or

                         (II) The date the Participant reaches age fifty-five
                              (55), or

                    (B)  The date the Participant reaches age sixty-five (65).

In the case of the Death or Disability Benefits described in Article VI, the first July 1 or January 1 following the Participant's death and receipt of a claim from the Beneficiary, or following receipt of proof of the Participant's total and permanent disability. However, if a Participant's Benefit Commencement Date occurs prior to January 1, 1990, such Participant shall continue to receive benefit payments as determined under the Plan as amended effective January 1, 1990.

          (iii) Notwithstanding the foregoing, a Participant may elect to defer his Benefit Commencement Date to a January 1 or July 1, not later than his 65/th/ birthday, provided that such election to defer the Benefit Commencement Date is filed with the Administrator in the calendar year prior to, and at least 60 days prior to, the otherwise applicable Benefit Commencement Date. Only one such election to defer the Benefit Commencement Date may be made by a Participant.

     1.6 "Board": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Corporation and its Employees, in which event it shall mean the present and any succeeding Board of Directors of that Corporation.

     1.7 "Code" The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

     1.8 "Corporate Incentive Award": The Corporate Incentive Award granted to certain Participants under paragraph 3.1 of the Plan.

     1.9 "Corporation": The Plan Sponsor and any of its Subsidiaries approved by the Board of the Plan Sponsor for participation in and adopting the Plan.

     1.10 "Deferred Thrift Benefit": The amount awarded to certain Participants under paragraph 4.4.

     1.11 "Effective Date": The Effective Date of this restatement of the Plan is July 1, 2000.

     1.12 "Eligible Employee": An Employee who is employed by the Corporation in:

             (i)  Its 200 pay series, or

             (ii) Effective July 1, 1989, its 100 pay series.

     1.13 "Employee": An individual who is employed in the service of the Affiliated Employers as a common law employee.

     1.14 "Executive Bonus": The discretionary bonus awarded to certain Participants under paragraph 3.2.

     1.15      "Fiscal Year": The fiscal year of the Plan Sponsor.

     1.16 "Participant": An Eligible Employee but only during such period and for such purposes as he is considered a Participant as described in Article II of the Plan. Participants may be classified as Active or Inactive Participants as provided in Article II.

     1.17 "Phantom Unit Account": The bookkeeping account of a Participant attributable to non-elective deferrals under the Plan of twenty-five percent (25%) of the Corporate Incentive Award and Executive Bonus for each Fiscal Year. The value of the account at any time shall be equal to the number of share units held in the account multiplied by the value of one such share unit determined by dividing Stockholders' and Patrons Equity by twelve (12) million shares.

     1.18 "Plan": This document, as contained herein or as duly amended, which shall be known as the "Southern States Executive Incentive Plan". Prior to July 1, 1995 the Plan was known as the "Southern States Deferred Incentive Compensation Plan"

     1.19 "Plan Sponsor": Southern States Cooperative, Incorporated, a Virginia corporation, or its corporate successor.

     1.20 "Plan Year": The twelve (12) month period beginning on the first day of July of each year.

     1.21 "Rabbi Trust": A trust fund described in paragraph 7.2 and established or maintained for the Plan.

     1.22 "Reserve Account": The bookkeeping account of a Participant attributable to elective and non-elective deferrals under the Plan and to any deemed earnings thereon less any amounts transferred pursuant to paragraph 6.1 to the Rollover Account.

     1.23 "Rollover Account": The bookkeeping account of a Participant attributable to elective and non-elective deferrals made prior to January 1, 1990 and deemed earnings thereon (less any distributions made prior to July 1, 1990) which are transferred from the Reserve Account pursuant to paragraph 6.1.

     1.24 "Salary": A Participant's regular base salary paid or payable for personal services rendered to the Corporation as an Eligible Employee, including that portion of such amount which is electively deferred under or contributed to this Plan or any other plan, whether a deferred compensation or cafeteria plan, of the Corporation for such Plan Year, but excluding any such compensation deferred or contributed from a prior period, bonuses, incentive pay, expense reimbursement and allowances and benefits not normally paid in cash to the Participant. Salary for any Plan Year shall be determined as of the last day of the Plan Year.

     1.25 "Stockholders' and Patrons Equity": The sum of stockholders' and patrons equity determined based on audited consolidated financial statements of the Plan Sponsor at the end of the prior Fiscal Year adjusted to exclude preferred stocks and accumulated equity in undistributed earnings (losses) of associated companies, net of deferred income taxes.

     1.26 "Subsidiary": A corporation (other than the Plan Sponsor) in which the Plan Sponsor owns an equity interest and holds fifty percent (50%) or more of the votes entitled to be cast for directors.

    1.27 "Thrift Plan": The Southern States Thrift Plan and Trust as restated effective January 1, 1987 and as thereafter amended or restated. Effective July 1, 2000 the Thrift Plan became known as the Southern States Retirement Savings Plan.


                                  ARTICLE II
                                 Participation
                                 -------------

     2.1       Participation. The Board, upon recommendation of the President
               -------------
and Chief Executive Officer of the Plan Sponsor, shall determine in advance of each Fiscal Year, the offices and positions that will be entitled to actively participate in the Plan for the Fiscal Year. Each Eligible Employee who is so designated by the Board by his office or position for a Fiscal Year shall be a Participant and an Active Participant in the Plan for the Fiscal Year. In addition, where a designated office or position is vacated by a Participant and is subsequently filled during a Fiscal Year, or where an office or position is newly designated (either a currently filled position or a newly created position) for participation in the Plan, the Board, upon recommendation of the President and Chief Executive Officer of the Plan Sponsor, may include any Active Participant's successor or replacement and/or the individual who fills the newly designated office or position, as a Participant and an Active Participant in the Plan for such Fiscal Year, as of a date designated by the Board. For purposes of this paragraph, the Board's determination of the offices and positions entitled to actively participate in the Plan shall continue in effect for subsequent Fiscal Years unless changed in advance of a Fiscal Year. In making its designation, the Board may distinguish between Employees who are eligible to participate only in the deferral aspect of the Plan and those who are eligible for the Corporate Incentive Award or the Executive Bonus.

     2.2       Termination of Participation.
               ----------------------------

     2.2(a)    A Participant shall cease to be an Active Participant upon the first to occur of the following events:

             (i) The Participant retires or otherwise terminates his employment with the Corporation; or

             (ii)   The Participant ceases to be an Eligible Employee.

     2.2(b)    A Participant shall be an Inactive Participant whenever he is not an Active Participant but he is still entitled to future benefits under the terms of the Plan.

     2.2(c)    An individual shall cease to be a Participant when he is neither an Active Participant nor an Inactive Participant.


                                  ARTICLE III
                         Incentive Compensation Awards
                         -----------------------------

     3.1       Corporate Incentive Award Program
               ---------------------------------

     3.1(a)    With respect to each Fiscal Year, each Covered Participant for such Fiscal Year shall be entitled to a Corporate Incentive Award for such Fiscal Year determined as a percentage (depending on the Employee's position and pay series as set forth below) of the amount by which EBT for the current Fiscal Year exceeds eight percent (8%) of Stockholders' and Patrons' Equity.

                Chief Executive Officer      1.5% of EBT in excess of 8%
                                             of Stockholders' and Patrons Equity
                Chief Financial Officer
                and Group Vice Presidents    .35% of EBT in excess of 8%
                                             of Stockholders' and Patrons Equity
                Others in 200 Pay Series     .25% of EBT in excess of 8%
                                             of Stockholders' and Patrons Equity
                100 Pay Series               .15% of EBT in excess of 8%
                                             of Stockholders' and Patrons Equity

     3.1(b)    For purposes hereof, the following terms shall have the meanings set forth below:

               (i) "Earnings Before Tax (EBT)" shall be determined based on the audited consolidated financial statements of the Plan Sponsor for the Fiscal Year and appearing as "Savings from continuing operations before income taxes and cumulative effect of change in accounting principles" adjusted for years beginning on or after July 1, 1999 to exclude the equity in undistributed earnings (losses) of associated companies for the Fiscal Year, net of deferred income taxes.

               (ii) The term "Covered Participant" for a Fiscal Year means a Participant who is an Active Participant designated by the Board to be eligible for the Corporate Incentive Award Program at any time during the Fiscal Year, provided, however, that the Chief Executive Officer of the Plan Sponsor may disqualify a Participant at any time as a result of a performance not deemed to be of the caliber that warrants treatment as a Covered Participant and entitlement to a standard Corporate Incentive Award:

                         (A) In whole, in which case the Participant shall not be considered a Covered Participant and shall not be entitled to a Corporate Incentive Award for the Fiscal Year(s) to which such disqualification relates, or

                         (B) In part, in which case the President and Chief Executive Officer of the Plan Sponsor shall designate the percentage (the "partial" percentage) of the Participant's partial qualification as a Covered Participant and the Participant shall only be entitled to such a partial Corporate Incentive Award (determined by adjusting the percentage of EBT in excess of 8% of Stockholders' and Patrons Equity) for the Fiscal Year(s) to which such partial qualification relates.

     3.2       Executive Bonus Program.
               -----------------------

     3.2(a)    With respect to each Fiscal Year, an Active Participant
designated by the Board to be eligible for the Executive Bonus Program shall be entitled to a bonus (the "Executive Bonus") in such amount, if any, as is determined by and in the discretion of the President and Chief Executive Officer of the Plan Sponsor as soon as possible following the end of each Fiscal Year based on his assessment of the Participant's performance during the preceding twelve (12) months.

     3.2(b)    The Executive Bonus to which the Chief Financial Officer, Group
Vice Presidents or other Pay Series 200 employees may be entitled for a Fiscal Year shall not exceed 15% of such Participant's Fiscal Year base salary. The Executive Bonus to which a Pay Series 100 employee may be entitled for a Fiscal Year shall not exceed 10% of the Participant's Fiscal Year base salary.

     3.3       Maximum Award. The sum of the Corporate Incentive Award plus the
               -------------
Executive Bonus awarded to any one Participant for a Fiscal Year shall not exceed 75% of such Participant's annual base salary determined as of June 30 of the Fiscal Year for which such award is made.


                                  ARTICLE IV
                 Payment of Incentives and Elective Deferrals
                 --------------------------------------------

     4.1       Payment of Corporate Incentive Award and Executive Bonus.
               --------------------------------------------------------

     4.1(a)    In the case of a Participant who has not reached age fifty-nine
(59) at the end of the Fiscal Year for which such Corporate Incentive Award and/or Executive Bonus are granted, seventy-five percent (75%) of the Corporate Incentive Award and/or Executive Bonus shall be paid in cash as soon as reasonably practical following the determination of the amounts to be awarded, unless such Participant has previously made an election to defer such amounts pursuant to the terms of the Plan.

     4.1(b)    The remaining twenty five percent (25%) of the Corporate
Incentive Award and/or Executive Bonus shall be credited to the Phantom Unit Account the value of which shall be determined in the manner described in paragraph 5.1.

     4.1(c) In the case of a Participant who has reached age fifty-nine (59) as of the end of the Fiscal Year for which such Incentive Compensation awards are granted, one hundred percent (100%) of the Corporate Incentive Award and/or Executive Bonus shall be paid in cash as soon as reasonably practical following the determination of the amounts to be awarded, unless such Participant has previously made an election to defer such amounts pursuant to the terms of the Plan.

     4.2       Deferral of Corporate Incentive Award and Executive Bonus. A
               ---------------------------------------------------------
Participant may elect to defer up to any or all of his Corporate Incentive Award and/or Executive Bonus otherwise payable to him in cash. The election to defer such amounts shall be made annually and filed with the Administrator prior to the beginning of the Fiscal Year for which such payments will be made; provided, however, that when an individual becomes an Active Participant on a day other than the first day of a Fiscal Year, he shall have thirty (30) days after he is notified of commencement of active participation to file his election with the Administrator. Such election shall be in writing on a form provided by the Administrator for this purpose.

     4.3        Deferral of Salary. A Participant may elect to defer the receipt
               ------------------
of any or all of his Salary for a Plan Year. The election to defer such amounts may be subject to any maximum or minimum percentage or dollar amount as the Administrator in its sole discretion may determine and shall be made annually and filed with the Administrator prior to the beginning of the Plan Year for which such payments will be made; provided, however, that when an individual becomes an Active Participant on a day other than the first day of a Plan Year, he shall have thirty (30) days after he is notified of commencement of active participation to file his election with the Administrator. Such election shall be in writing on a form provided by the Administrator for this purpose.

     4.4       Deferred Thrift Benefit. Each Participant who is an Active
               -----------------------
Participant at some time during the period from March 16, 1989 through December 31, 1990, inclusive, and who during such period would have been eligible to be an active participant in the Thrift Plan but for the exclusion of Employees in the Corporation's 200 pay series from active participation in the Thrift Plan shall be entitled to a non-elective deferred award (the "Deferred Thrift Benefit") in an amount equal to one and one-half percent (1-1/2%) of his "Compensation" (as defined in the Thrift Plan) for that portion of the 1989 and 1990 calendar years beginning on the later of (i) March 16, 1989 or (ii) the date he becomes an Active Participant through the earlier of (iii) December 31, 1990 or (iv) the date he is first eligible after March 15, 1989 to become an active participant in the Thrift Plan. For purposes hereof, such Deferred Thrift Benefit shall be determined for each such separate period of exclusion from participation in the Thrift Plan if there is more than one such period with respect to a Participant.


                                   ARTICLE V
        Allocations to and Vesting in Phantom Unit and Reserve Accounts
        ---------------------------------------------------------------

     5.1       Allocation of Corporate Incentive Award and/or Executive Bonus to
               -----------------------------------------------------------------
Phantom Unit Account. For Participants that have not attained the age of fifty
--------------------
nine (59) as of the end of the Fiscal Year, twenty-five percent (25%) of the Corporate Incentive Award and/or Executive Bonus for such Fiscal Year, stated as a number of share units, shall be credited to the Participant's Phantom Unit Account upon receipt by the Plan Administrator of notification authorizing the fiscal year award. The number of share units to be credited to the Participant's Phantom Unit Account shall be determined by dividing the dollar value of twenty-five percent (25%) of the Participant's Corporate Incentive Award and/or Executive Bonus by the value of one share unit determined by dividing the Stockholder's and Patrons Equity at the beginning of the Fiscal Year by twelve
(12) million.

     5.2       Allocation of Corporate Incentive Award and Executive Bonus. The
               -----------------------------------------------------------
Corporate Incentive Award and the Executive Bonus, or portion thereof, of a Participant for a Fiscal Year which is deferred pursuant to paragraph 4.2 shall be allocated to the Participant's Reserve Account upon receipt by the Plan Administrator of notification authorizing the fiscal year award.

     5.3       Allocation of Deferred Salary. The Salary which is deferred
               -----------------------------
pursuant to paragraph 4.3 shall be allocated to the Participant's Reserve Account as of the last day of the calendar month in which such Salary would otherwise have been paid, if the Participant is employed as of such date. A Participant whose employment terminates during the calendar month shall be paid the amount of his deferred Salary for such month in cash.

     5.4       Allocation of Deferred Thrift Benefit. The Deferred Thrift
               -------------------------------------
Benefit of a Participant with respect to a calendar month shall be allocated to the Participant's Reserve Account as of the last day of such calendar month.

     5.5       Subtractions from Reserve Account. All distributions, withdrawals
               ---------------------------------
and forfeitures from a Participant's Reserve Account shall be subtracted when made.

     5.6       Deemed Earnings on Reserve Accounts.
               -----------------------------------

     5.6(a)    With respect to the Reserve Account of Participants whose
benefits begin to be paid on or after January 1, 1996 and with respect to earnings credited for periods beginning on and after July 1, 1995, there shall be credited daily to the Reserve Account of each Participant earnings and losses based on the deemed investments selected by the Participant (or, if deceased, his Beneficiary) in accordance with the procedures adopted for the Plan by the Administrator from time to time. The available investment options shall be the funds available for directed investment under the Thrift Plan. For periods prior to October 1, 1997, the Reserve Account of a Participant who does not make a deemed investment direction shall be credited with earnings and losses as though his Reserve Account were invested in the Stable Value Fund under the Thrift Plan. For periods beginning on and after October 1, 1997, the Reserve Account of a Participant who does not make a deemed investment direction shall be credited with earnings and losses as though his Reserve Account were invested in the Default Fund named under the Thrift Plan.

     5.6(b)    With respect to the Reserve Account of Participants whose
benefits begin to be paid on or before July 1, 1995 and with respect to earnings credited for periods beginning before July 1, 1995, there shall be credited to the Reserve Account an additional amount equal to the average balance in the Reserve Account during such Fiscal Year, multiplied by the rate of interest paid on new debentures sold by the Plan Sponsor during the Fiscal Year, or in the absence of such debenture rate, the daily average rate of interest charged by CoBank A.C.B. for variable term loans during the Fiscal Year.

     5.6(c)    Notwithstanding the foregoing, for the purpose of determining the balance of a Participant's Reserve Account as of January 1, 1990 that is to be transferred to the Rollover Account pursuant to paragraph 6.1, there shall be credited to the Reserve Account an additional amount equal to the average balance in the Reserve Account during the period beginning July 1, 1989 and ending December 31, 1989 (for purposes of this subparagraph the "Crediting Period"), multiplied by the rate of interest paid on new debentures sold by the Plan Sponsor during the Crediting Period, or in the absence of such debenture rate, the daily average rate of interest charged by the National Bank for Cooperatives, Baltimore Region for variable term loans during the Crediting Period plus an amount equal to the April 1, 1990 distribution multiplied by the rate of interest described above and applied for a three month period.

     5.7       Vesting in Reserve Account. Except as provided in paragraph 10.2,
               --------------------------
a Participant's rights to the balance in his Reserve Account shall be fully vested and non-forfeitable at all times, and the termination of his employment as an Eligible Employee for any reason or his death shall not diminish the amount payable to the Participant or his Beneficiary.

     5.8       Vesting in Phantom Unit Account. A Participant's rights to the
               -------------------------------
number of share units in his Phantom Unit Account shall be fully vested and non-forfeitable at all times, and the termination of his employment as an Eligible Employee for any reason or his death shall not diminish the amount payable to the Participant or his Beneficiary.

     5.9       Equitable Adjustment in Case of Error or Omission. Where an error
               -------------------------------------------------
or omission is discovered in the account of a Participant, the Administrator shall be authorized to make such equitable adjustment as it deems appropriate.

     5.10      Statement of Phantom Unit and Reserve Account Balances. Within a
               ------------------------------------------------------
reasonable time after the end of each Fiscal Year, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the balance as of such date in his Reserve Account and of the number of share units in his Phantom Unit Account.

                                  ARTICLE VI
                  Special Rules Relating to Rollover Account
                  ------------------------------------------

     6.1       Transfer to Rollover Account. The balance of a Participant's
               ----------------------------
Reserve Account as of December 31, 1989 less any subtractions made for distributions made prior to July 1, 1990 shall be transferred as of January 1, 1990 to the Rollover Account. Notwithstanding the foregoing, in the event that the balance of a Participant's Reserve Account as of January 1, 1990 is less than Fifteen Hundred Dollars ($1,500), such Participant's deferred benefit shall not be transferred to the Rollover Account but shall remain in and subject to the rules relating to the Reserve Account.

     6.2       Deemed Earnings on Rollover Account. Effective January 1, 1990,
               -----------------------------------
at the end of each Fiscal Year or such other crediting period required under the Plan, there shall be credited to the Rollover Account an additional amount equal to the average balance in the Rollover Account during such Fiscal Year or other crediting period, multiplied by the following annual rate of interest determined on the basis of the Participant's age as of January 1, 1990:

                   Under Age 45               10.50%
                      45-49                   11.00%
                      50-54                   11.50%
                      55-59                   12.50%
                   60 and Over                13.00%

     6.3       Subtractions from Rollover Account. All distributions from a
               ----------------------------------
Participant's Rollover Account shall be subtracted when made.

     6.4       Vesting in Rollover Account. A Participant's rights to the
               ---------------------------
balance in his Rollover Account shall be fully vested and non-forfeitable at all times, and the termination of his employment as an Eligible Employee for any reason or his death shall not diminish the amount payable to the Participant or his Beneficiary.

     6.5       Equitable Adjustment in Case of Error or Omission. Where an error
               -------------------------------------------------
or omission is discovered in the Rollover Account of a Participant, the Administrator shall be authorized to make such equitable adjustment as it deems appropriate.

     6.6       Statement of Rollover Account Balance. Within a reasonable time
               -------------------------------------
after the end of each Fiscal Year, the Administrator shall provide to each Participant (or, if deceased, to his Beneficiary) a statement of the balance as of such date in his Rollover Account.

     6.7       Death Benefits Attributable to Rollover Account.
               -----------------------------------------------

     6.7(a)    Effective July 1, 1990, except as provided in subparagraph 6.9, in the event a Participant who has a balance in his Rollover Account dies while an Eligible Employee and before his Benefit Commencement Date, then the Beneficiary of such Participant shall be entitled to a benefit under the Plan (the "Death Benefit") in an amount equal to the following:

             (i) In the event such Participant's death occurs prior to the date he reaches age 62, the applicable Death Benefit shall be equal to 70% of the balance of his Rollover Account determined as though he had lived and earnings had continued to be credited until the last day of the calendar month in which he would have reached age 65, or the actual balance in his Rollover Account as of the next July or January 1 following the date of his death, if greater.

            (ii) In the event such Participant's death occurs on or after the date he reaches age 62, the applicable Death Benefit shall be equal to 100% of the balance of his Rollover Account determined as though he had lived and earnings had continued to be credited until the last day of the calendar month in which he would have reached age 65, or the actual balance in his Rollover Account as of the next July 1 or January 1 following the date of his death, if greater.

     6.7(b)    In the event a Participant who has a balance in his Rollover
Account dies before his Benefit Commencement Date at a time when he is not an Eligible Employee, then the Beneficiary of such Participant shall be entitled to receive the balance in the Participant's Rollover Account determined at the next July 1 or January 1 following his death.

     6.8       Disability Benefits Attributable to Rollover Account.
               ----------------------------------------------------

     6.8(a)    Effective July 1, 1990, except as provided in subparagraph 6.9, in the event a Participant who has a balance in his Rollover Account becomes totally and permanently disabled while an Eligible Employee and before his Benefit Commencement Date, then he shall be entitled to a benefit under the Plan (the "Disability Benefit") in an amount equal to the following:

             (i) In the event such Participant provides proof of his total and permanent disability prior to the date he reaches age 62, the applicable Disability Benefit shall be equal to 70% of the balance of his Rollover Account determined as though earnings had continued to be credited until the last day of the calendar month in which he would have reached age 65, or the actual balance in his Rollover Account as of the next July 1 or January 1 following the date proof of disability is furnished, if greater.

             (ii) In the event such Participant provides proof of his total and permanent disability on or after the date he reaches age 62, the applicable Disability Benefit shall be equal to 100% of the balance of his Rollover Account determined as though earnings had continued to be credited until the last day of the calendar month in which he would have reached age 65, or the actual balance in his Rollover Account as of the next July 1 or January 1 following the date proof of disability is furnished, if greater.

     6.8(b)    For purposes hereof, the determination of total and permanent disability shall be made by the Administrator in accordance with the following standard. A Participant shall be considered to be totally and permanently disabled if he is unable to perform each of the material duties of his regular occupation or of any gainful occupation for which he is reasonably fitted taking into consideration his training, education or experience, as well as prior earnings. In making its determination, the Administrator may rely on the advice of one or more physicians appointed or approved by the Plan Sponsor and the Administrator shall have the right to require further medical examinations from time to time to determine whether there has been any change in the Participant's physical condition.

     6.8(c)    In the event that a Participant's total and permanent disability ceases:

             (i) If he again becomes an Eligible Employee, no further Disability Benefits shall be paid and the balance in his Rollover Account shall be recomputed and he shall be entitled to the remainder of his recomputed Rollover Account (including any Death Benefit, if applicable) in such manner and at such time as though no total and permanent disability had occurred. The recomputed balance as of the day following the last disability payment shall be the amount which would have been in the Rollover Account had the Participant terminated employment on the date payment of the Disability Benefit began and received payments on the basis of the balance as of such date during the period of disability.

          (ii) If he does not again become an Eligible Employee, no further Disability Benefits shall be paid and the balance in his Rollover Account shall be recomputed and he shall be entitled to any remaining payments on the basis of the recomputed balance. The recomputed balance as of the day following the last disability payment shall be the amount which would have been in the Rollover Account had the Participant terminated employment on the date as of payment of the Disability Benefit began and received payments on the basis of the balance as of such date during the period of disability.

     6.8(d)    In the event a Participant who has a balance in his Rollover
Account provides proof of his total and permanent disability before his Benefit Commencement Date at a time when he is not an Eligible Employee, then he shall be entitled to receive the balance in his Rollover Account determined at the next July 1 or January 1 following the date proof of his total and permanent disability is provided to the Administrator.

     6.9       Restrictions on Death or Disability Benefits. Neither the Death
               --------------------------------------------
Benefit nor the Disability Benefit described in this ARTICLE shall be paid under the following circumstances:

             (i) The Participant fails to execute such applications, submit to such physical examinations and provide such truthful and complete information as may be requested by the Administrator,

             (ii) The Participant is determined to be uninsurable based on the underwriting factors applied by the Administrator, or

            (iii) The Participant's death or disability is the result of a suicide or intentional self-inflicted injury that occurs within the thirteen
    (13) month period beginning January 1, 1990.


                                  ARTICLE VII
                                    Funding
                                    -------

     7.1       Funding
               -------
     7.1(a)    The undertaking to pay benefits hereunder shall be unfunded obligation payable solely from the general assets of the Corporation and subject to the claims of the Corporation's creditors. The Phantom Unit Account, the Reserve Account and the Rollover Account shall be maintained as book reserve accounts solely for accounting purposes.

     7.1(b)    Except as provided in the Rabbi Trust established as permitted in paragraph 7.2, nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall create or be construed to create a trust of any kind or a fiduciary relationship between the Corporation and the Participant or his Beneficiary or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Corporation.

     7.1(c)    Where more than one Corporation participates in the Plan, the funding and payment provisions hereof shall apply separately to each such Corporation.

     7.1(d)    The Plan Sponsor may in its discretion make the payment of any or all benefits under the Plan in lieu of payment by one or more Corporations. Where the Plan Sponsor makes payments on behalf of other Corporations, the Plan Sponsor may require contributions by participating Corporations to the Plan Sponsor at such times (whether before, at or after the time of payment), in such amounts and or such basis as it may from time to time determine in order to defray the cost of benefits and administration of the Plan.

     7.2       Use of Rabbi Trust Permitted.  Notwithstanding any provision
               ----------------------------
herein to the contrary, the Plan Sponsor may in its sole discretion elect to establish and fund a Rabbi Trust for the purpose of providing benefits under the Plan.


                                  ARTICLE VIII
                            Time and Form of Payment
                            ------------------------

     8.1       Corporate Incentive Award  and Executive Bonus Payments.  A
               -------------------------------------------------------
Participant's Corporate Incentive Award and Executive Bonus, or portion thereof, for a Fiscal Year for which no deferral election has been properly filed by the Participant, and which is not allocated to a Phantom Share Account, shall be paid to the Participant (or his Beneficiary) as soon as practicable following the close of the Fiscal Year.

     8.2       Distribution of Reserve and Rollover Accounts.
               ---------------------------------------------

     8.2(a)    Distributions from a Participant's Reserve Account and Rollover
Account shall commence on the Participant's Benefit Commencement Date.

     8.2(b)    Distributions from a Participant's Reserve Account which begin to be paid on or after January 1, 1996 shall be made in quarterly installment payments to the Participant or his Beneficiary over the Distribution Period on the first day of each calendar quarter until the Participant's Reserve Account has been paid in full as follows:

            (i) The initial quarterly payment shall be based on the balance in the Participant's Reserve Account at the end of the calendar quarter immediately preceding the Benefit Commencement Date. The initial payment shall be an amount equal to the applicable preceding quarterly balance divided by 41 in the case of a July 1 Benefit Commencement Date or 39 in the case of a January 1 Benefit Commencement Date. The initial payment amount shall continue to be made quarterly until the following October 1.

            (ii) The quarterly payment amount shall be recalculated and adjusted beginning with each October payment and continuing until the next October payment when the payment amount shall again be recalculated based on the balance in the Participants' Reserve Account after the preceding July 1 payment. The new quarterly payment at each October 1 shall be equal to that adjusted balance divided by the remaining number of payments to be made.

            (iii) The final quarterly payment shall be the balance in the Participant's Reserve Account and will be paid as soon as reasonably possible following the completion of the final June 30 valuation.

            (iv) All payments, other than the final payment, shall be rounded to the nearest whole dollar.

            (v) All payments will be deducted on a pro rata basis from the investment options which the Participant has selected pursuant to subparagraph 5.5(a) as deemed investments of the balance of his Reserve Account.

            (vi) Effective July 1 of a final payment year which begins prior to October 1, 1997, the Reserve Account of the Participant shall be credited with deemed earnings and losses based on the performance of the Stable Value Fund investment under the Thrift Plan.

            (vii) Effective July 1 of a final payment year which begins on or after October 1, 1997, the Reserve Account of the Participant shall be credited with deemed earnings and losses based on the performance of the Default Fund investment under the Thrift Plan.

     8.2(c)    Distributions from a Participant's Reserve Account which begin on or before July 1, 1995 shall be made in quarterly payments to the Participant or his Beneficiary over the Distribution Period on the first day of each calendar quarter until the Participant's Reserve Account has been paid in full as follows:

            (i) The quarterly payments during the Distribution Period are intended to be substantially equal. Annual recalculations applying the Payment Factors shall be made in order to compensate for variations between actual deemed earnings credited pursuant to paragraph 5.5 and the assumed average rate of ten percent (10%) per annum.

            (ii) The initial quarterly payment shall be based on the balance in Participant's Reserve Account on the immediately preceding June 30th in the case of a January 1 Benefit Commencement Date and on the June 30th of the immediately preceding calendar year in the case of a July 1 Benefit Commencement Date. The initial payment amount shall be an amount equal to the applicable June 30th balance multiplied by .041527 in the case of a July 1 Benefit Commencement Date or .040796 in the case of a January 1 Benefit Commencement Date. The initial payment amount shall continue to be made quarterly until the following October 1.

            (iii) The quarterly payment amount shall be recalculated and adjusted beginning with each October payment and continuing until the next October payment when the quarterly payment amount shall again be recalculated. The recalculation shall be based on the balance in the Participant's Reserve Account after the preceding July payment. The new quarterly payment amount at each October 1 shall be an amount equal to that adjusted balance multiplied by the applicable Payment Factor for the quarterly payment number as of which the recalculation occurs.

            (iv) The final quarterly payment shall be the balance in the Participant's Reserve Account.

            (v) All payments, other than the final payment, shall be rounded to the nearest whole dollar.

            (vi)    The "Payment Factors" are as follows:

                                                 Payment Factors
                                    ---------------------------------------
                      Quarterly        July 1 Benefit    January 1 Benefit
                    Payment Number     Commencement Date  Commencement Date
                    --------------     -----------------  -----------------

                          1                 .041527            .040796
                          2                 .039233
                          4                                    .041859
                          6                 .041859
                          8                                    .045187
                          10                .045187
                          12                                   .049517
                          14                .049517
                          16                                   .055352

                         18                .055352
                         20                                   .063594
                         22                .063594
                         24                                   .076051
                         26                .076051
                         28                                   .096940
                         30                .096940
                         32                                   .138907
                         34                .138907
                         36                                   .265200
                         38                .265200
                         39                                   Balance
                         41                Balance

     8.2(d)     Distribution from a Participant's Rollover Account shall
normally be made in equal quarterly payments to the Participant or his Beneficiary over the Distribution Period on the first day of each calendar quarter until the Participant's Rollover Account has been paid. The quarterly payments shall be determined on the basis of the applicable interest rate described in paragraph 6.2.

     8.2(e)     For purposes hereof the term "Distribution Period":

          (i) When used with respect to the Reserve Account, the forty-one (41) consecutive calendar quarters beginning with July in the case of a July 1 Benefit Commencement Date or the thirty-nine (39) consecutive calendar quarters beginning with January in the case of a January 1 Benefit Commencement Date.

          (ii) When used with respect to the Rollover Account, the forty (40) consecutive calendar quarters beginning with the Benefit Commencement Date.

     8.2(f)     Notwithstanding the foregoing:

             (i) The Board shall have the right, in its sole discretion to vary the manner and the time of making the installment distribution provided in this paragraph by making such distributions in a lump sum equal to the balance in the Reserve Account and the Rollover Account at the time in question or over a shorter or longer period than required herein as it may find appropriate.

             (ii) The Board, in its discretion, may require that the balance or a portion of the balance in the Participant's Reserve Account or Rollover Account shall be paid as a lump sum where the balance or a portion of the balance due to the Participant or any Beneficiary under either or both the Reserve Account or the Rollover Account as of the Benefit Commencement Date is twenty five hundred dollars ($2,500) or less.

             (iii) All lump sum payments made pursuant to this subparagraph shall be made on July 1 of the calendar year in which the Benefit Commencement Date otherwise occurs, or if later, the July 1 next following the Board's determination to make such payment.

     8.3        Distribution of Phantom Unit Account.
                ------------------------------------

     8.3(a)     Distributions from a Participant's Phantom Unit Account shall commence on the Participant's Benefit Commencement Date.

     8.3(b)     Distributions from a Participant's Phantom Unit Account shall be made either in a lump sum in cash or in quarterly installment payments to the Participant or his Beneficiary over the five (5) years on the first day of each calendar quarter until the amount attributable to the Participant's Phantom Unit Account has been paid in full.

     8.3(c)     The Participant shall elect the form of payment on a form
provided by the Administrator for this purpose and filed with the Administrator in the calendar year prior to, and at least 60 days prior to, the Participant's Benefit Commencement Date. If no election is made or if the distribution is to be made initially to the Participant's Beneficiary, distributions shall be made in a lump sum in cash.

     8.3(d)     The amount of a lump sum distribution shall be determined by multiplying the number of share units held in the such Participant's account by the value of one share unit determined by dividing the Stockholders' and Patrons Equity by twelve (12) million.

     8.3(e)     The amount of each quarterly installment distribution shall be determined by first determining the amount of the lump sum payment, then transferring such amount to the Reserve Account and then distributing the balance in the Reserve Account attributable to the lump sum value of the Phantom Unit Account in the same manner as described in subparagraph 8.2(b) relating to the distribution of the Reserve Account, except that the initial payment shall be equal to the applicable balance for the preceding quarter divided by 21 in the case of a July 1 Benefit Commencement Date or 19 in the case of a January 1 Benefit Commencement Date to reflect the shorter distribution period. The initial payment amount shall continue to be made quarterly until the following October 1. The Reserve Account attributable to the transferred Phantom Unit Account balance shall be credited with earnings as described in subparagraph 5.6(a).

     8.3(f)     Notwithstanding the foregoing:

            (i) The Board, in its discretion, may require that value of the Participant's Phantom Unit Account shall be paid as a lump sum where the value due to the Participant or any Beneficiary under the Phantom Unit Account as of the Benefit Commencement Date is twenty five hundred dollars ($2,500) or less.

            (ii) All lump sum payments made pursuant to this subparagraph shall be made as soon as reasonably practical taking into account valuation requirements) following the July 1 of the calendar year in which the Benefit Commencement Date otherwise occurs, or if later, the July 1 next following the Board's determination to make such payment.

     8.4       Death After Benefit Commencement.  If a Participant dies after
               --------------------------------
his Benefit Commencement Date, no benefits shall be payable other than the remaining benefits due to the Participant under the Plan which shall be paid to his Beneficiary.

     8.5       Benefit Determination and Payment Procedure.  The Administrator
               -------------------------------------------
shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the form or manner of payment to the Participant (or the Participant's Beneficiary in the event of the death of the Participant). The Administrator shall promptly notify the Corporation and, where payments are to be made from a Rabbi Trust, the trustee thereof, of each such determination that benefit payments are due and provide to the Corporation or trustee all other information necessary to allow the Corporation or trustee to carry out said determination, whereupon the Corporation or trustee shall pay such benefits in accordance with the Administrator's determination.

     8.6       Payments to Minors and Incompetents.  If a Participant or
               -----------------------------------
Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

     8.7       Distribution of Benefit When Distributee Cannot Be Located.  The
               ----------------------------------------------------------
Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant entitled to benefits under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Corporation's or the Administrator's records. If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Corporation shall continue to hold the benefit due such person, subject to any applicable statute of escheats.

     8.8       Claims Procedure.
               ----------------

     8.8(a)    A Participant or Beneficiary (the "claimant") shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided by the Administrator for such purpose. The Administrator shall give such claim due consideration and shall either approve or deny it in whole or in part. Within ninety (90) days following receipt of such claim by the Administrator, notice of any denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail to the claimant or his duly authorized representative at the address shown on the claim form or such individual's last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty (180) days after receipt of the claimant's claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant within ninety (90) days after receipt of the claimant's claim. Such notice of denial shall be written in a manner calculated to be understood by the claimant and shall:

           (i)      Set forth a specific reason or reasons for the denial,

           (ii) Make specific reference to the pertinent provisions of the Plan on which any denial of benefits is based,

           (iii) Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary, and

           (iv)     Explain the claim review procedure of subparagraph 8.8(b).

If such notice of denial is not provided to the claimant within the applicable ninety (90) day or one hundred eighty (180) day period, the claimant's claim shall be considered denied for purposes of the claim review procedure of subparagraph 8.8(b).

     8.8(b)    A Participant or Beneficiary whose claim filed pursuant to subparagraph 8.8(a) has been denied, in whole or in part, may, within sixty (60) days following receipt of notice of such denial, or following the expiration of the applicable period provided for in subparagraph 8.8(a) for notifying the claimant of the decision on the claim if no notice of denial is provided, make written application to the Administrator for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the claimant or his duly authorized representative may review Plan documents pertinent to such claim and may submit to the Administrator written issues and comments respecting such claim. The Administrator may schedule and hold a hearing. The Administrator shall make a full and fair review of any denial of a claim for benefits and issue its decision thereon promptly, but no later than sixty (60) days after receipt by the Administrator of the claimant's request for review, or one hundred twenty (120) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty (120) days is furnished to the claimant within sixty (60) days after the receipt of the claimant's request for a review. Such decision shall be in writing, shall be delivered or mailed by the Administrator to the claimant or his duly authorized representative in the manner prescribed in subparagraph 8.7(a) for notices of approval or denial of claims, and shall:

           (i)      Include specific reasons for the decision,

           (ii) Be written in a manner calculated to be understood by the claimant, and

           (iii) Contain specific references to the pertinent Plan provisions on which the decision is based.

The Administrator's decision made in good faith shall be final.


                                  ARTICLE IX
                            Beneficiary Designation
                            -----------------------

     9.1       Beneficiary Designation.
               -----------------------

     9.1(a)    Each Participant shall be entitled to designate a Beneficiary hereunder by filing a designation in writing with the Administrator on the form provided for such purpose. Any Beneficiary designation made hereunder shall be effective only if signed and dated by the Participant and delivered to the Administrator prior to the time of the Participant's death. Any Beneficiary designation hereunder shall remain effective until changed or revoked hereunder.

     9.1(b)    Any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary.

     9.1(c)    A Beneficiary designation may be changed by the Participant at any time, or from time to time, by filing a new designation in writing with the Administrator.

     9.1(d)    If the Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased him, then his estate shall be deemed to be his Beneficiary.

     9.1(e)    If a Beneficiary of the Participant shall survive the Participant but shall die before the Participant's entire benefit under the Plan has been distributed, then, absent any other provision by the Participant, the unpaid balance thereof shall be distributed to the such other beneficiary named by the deceased Beneficiary to receive his interest or, if none, to the estate of the deceased Beneficiary. If multiple beneficiaries are designated, absent any other provision by the Participant, those named or the survivor of them shall share equally in any amounts payable hereunder.


                                   ARTICLE X
                                  Withdrawals
                                  -----------

     10.1      Severe Financial Hardship Withdrawals.
               -------------------------------------

     10.1(a)   In the event of any Severe Financial Hardship and upon written request of a Participant (or, if subsequent to his death, his Beneficiary), the Administrator in its sole discretion may pay in one lump sum to the Participant (or his Beneficiary) all or any portion of the Participant's Reserve Account and/or Rollover Account. Any such payment shall be limited to that amount reasonably necessary to alleviate the Severe Financial Hardship, and any remaining payments or account balances shall be appropriately adjusted.

     10.1(b)   For purposes hereof, a "Severe Financial Hardship" means an unforeseeable emergency, and shall be defined in a manner consistent with the meaning ascribed thereto under Section 457 of the Code as a severe financial hardship of the Participant (or, if subsequent to his death, his Beneficiary) resulting from a sudden and unexpected illness, accident or loss of property due to casualty, or any other similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant (or, if subsequent to his death, his Beneficiary).

     10.2      Other Withdrawals.  Upon written request at any time prior to
               -----------------
pay out of the entire Reserve Account and Rollover Account, a Participant may elect to withdraw all or a portion of his Reserve Account and/or his Rollover Account subject to the following forfeiture provisions:

           (i) The Participant shall forfeit ten percent (10%) of the amount elected to be withdrawn. Such forfeited amount shall be subtracted from the account from which withdrawn but shall not at any time be distributed to the Participant; and

           (ii) The Participant shall forfeit the right to make additional deferrals of Salary and/or of his Earnings Fund Share and Executive Bonus for one full Plan Year following the withdrawal.

It is intended that the forfeitures described herein constitute a "substantial limitation or restriction" on the right to receive the amounts held in the Reserve Account and the Rollover Account as that term is used for purposes of Sections 61 and 451 of the Code. Any remaining payments or account balances shall be appropriately adjusted.

     10.3      No Withdrawals from Phantom Unit Account.  No withdrawals shall
               ----------------------------------------
be made from the Phantom Unit Account prior to the time distributions are otherwise made under Article VIII of the Plan.


                                  ARTICLE XI
                              Plan Administration
                              -------------------

     11.1      Plan Administrator.  The Plan shall be administered by a plan
               ------------------
administrator (the "Administrator") to be appointed by and serve at the pleasure of the Plan Sponsor, or in the absence of the appointment or in the event any person so appointed shall fail or cease to serve, the Plan Sponsor shall be the Administrator.

     11.2      Power and Authority of Administrator.  The Administrator is here
               ------------------------------------
by vested with all the power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan, including the power to interpret the provisions of the Plan. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.


                                  ARTICLE XII
                       Amendment and Termination of Plan
                       ---------------------------------


     12.1      Amendment or Termination of the Plan.
               ------------------------------------

     12.1(a) The Plan may be terminated at any time by the Board of the Plan Sponsor. The Plan may be amended in whole or in part from time to time by the Board of the Plan Sponsor effective as of any date specified. No amendment or termination shall operate:

           (i) To decrease a Participant's Reserve Account balance, Rollover Account balance or the number of share units held in his Phantom Unit Account as of the earlier of the date on which the amendment or termination is approved by the Board of the Plan Sponsor or the date on which an instrument of amendment or termination is signed or approved on behalf of the Plan Sponsor, or

           (ii) To vary the distribution plan of a Participant under paragraph 6.2 after the Participant retires or otherwise ceases to be employed by the Affiliated Employers without the consent of the Participant or, if deceased, his Beneficiary.

     12.1(b)   Notwithstanding the foregoing, the Board hereby delegates to the
Chief Executive Officer the right to modify, alter, or amend the Plan in whole or in part to make any technical modification, alteration or amendment which in the opinion of counsel for the Plan Sponsor is required by law and is deemed advisable by the Chief Executive Officer and to make any other modification, alteration or amendment which does not, in the Chief Executive Officer's view, substantially increase costs, contributions or benefits and does not materially affect the eligibility, vesting or benefit accrual or allocation provisions of the Plan.


                                 ARTICLE XIII
                      Adoption by Additional Corporations
                      -----------------------------------

     13.1      Adoption by Additional Corporations.  Any Subsidiary of the Plan
               -----------------------------------
Sponsor may adopt the Plan with the consent of the Board of the Plan Sponsor and approval by its Board.


                                  ARTICLE XIV
                                 Miscellaneous
                                 -------------

     14.1      Non-assignability.  The interests of each Participant under the
               -----------------
Plan are not subject to claims of the Participant's creditors; and neither the Participant, nor his Beneficiary, shall have any right to sell, assign, transfer or otherwise convey the right to receive any payments hereunder or any interest under the Plan, which payments and interest are expressly declared to be non-assignable and non-transferable.

     14.2      Right to Require Information and Reliance Thereon.  The
               -------------------------------------------------
Corporation and Administrator shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provision so the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

     14.3      Notices and Elections.  All notices required to be given in
               ---------------------
writing and all elections required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice or election by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election. Subject to limitations under applicable provisions of the Code or the Act (such as the requirement that deferral elections be in writing), the Administrator is authorized in its discretion to accept other means for receipt of effective notices, elections, consent and/or application by Participants and/or Beneficiaries, including but not limited to interactive voice systems, on such basis and for such purposes as it determines from time to time.

     14.4      Delegation of Authority.  Whenever the Plan Sponsor or any other
               -----------------------
Corporation is permitted or required to perform any act, such act may be performed by its President or Chief Executive Officer or other person duly authorized by its President or Chief Executive Officer or the Board of the Corporation.

     14.5      Service of Process.  The Administrator shall be the agent for
               ------------------
service of process on the Plan.

     14.6      Governing Law.  The Plan shall be construed, enforced and
               -------------
administered in accordance with the laws of the Commonwealth of Virginia, and any federal law which preempts the same.

     14.7      Binding Effect.  The Plan shall be binding upon and inure to the
               --------------
benefit of the Corporation, its successors and assigns, and the Participant and his heirs, executors, administrators and legal representatives.

     14.8      Severability.  If any provision of the Plan should for any
               ------------
reason be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

     14.9      No Effect on Employment Agreement.  The Plan shall not be
               ---------------------------------
considered or construed to modify, amend or supersede any employment or other agreement between the Corporation and the Participant heretofore or hereafter entered into unless so specifically provided.

     14.10     Gender and Number.  In the construction of the Plan, the
               -----------------
masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

     14.11     Titles and Captions.  Titles and captions and headings herein
               -------------------
have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

     IN WITNESS WHEREOF, the Plan Sponsor has caused the Plan to be signed on its behalf by its duly authorized officer or member of its Board of Directors on the day, month and year aforesaid.

                                        SOUTHERN STATES COOPERATIVE,
                                         INCORPORATED, Plan Sponsor


                                        By:________________________________
                                          Its______________________________